                               FIRST AMENDMENT TO
                 SECURED CREDIT AGREEMENT AND RELATED DOCUMENTS,
                               WAIVER AND CONSENT

         This FIRST AMENDMENT TO SECURED CREDIT AGREEMENT AND RELATED DOCUMENTS (this "Amendment"), dated as of July 13, 1999, is among BROWNSTONE HOLDINGS, INC., a Delaware corporation ("Brownstone"), ECOLOGY KIDS, INC., a Delaware corporation ("Ecology Kids"), DIPLOMAT HOLDINGS, INC., a California corporation ("Diplomat") and LEW MAGRAM LTD., a New York corporation ("Lew Magram"); Brownstone, Ecology Kids, Diplomat and Lew Magram are hereinafter referred to, collectively, as "Borrowers" and individually, as a "Borrower"), FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender") and DIPLOMAT DIRECT MARKETING CORPORATION, a Delaware corporation ("Parent"), in its capacity as Guarantor and in its capacity as funds administrator and borrowing agent for the Borrowers (in such capacity, the "Funds Administrator") (this and all other capitalized terms used herein are defined in Section 1 of the Credit Agreement defined below).

                                R E C I T A L S:

         A. Borrowers, Parent and Lender are parties to that certain Secured Credit Agreement dated as of May 12, 1999 (the "Credit Agreement") and certain other Related Documents, subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrowers.

         B. Parent has entered and intends to enter into a series of transactions with Tadeo Holdings Inc. ("Tadeo") and Tadeo E - Commerce Corp. ("Tadeo E - Commerce") including the issuance by the Parent of Series G Preferred Stock and a stock swap between Tadeo and Parent.

         C. Borrowers and Parent have requested modifications to the Credit Agreement and the Guaranty to, among other things, waive the mandatory prepayment of the Term B Loan, and Lender is willing to agree to such request subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the terms and conditions hereof, Parent, Borrowers and Lender hereby agree as follows:

         1. Definitions. All capitalized terms used but not elsewhere defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

         2.01. The following definitions appearing in Section 1.1 of the Credit Agreement are hereby deleted and the following definitions substituted in lieu thereof:
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                  "Pledge Agreements" shall mean the (i) Pledge Agreements from
Parent dated May 12, 1999 and June 30, 1999, respectively and (ii) Pledge Agreement from Robert Rubin dated May 12, 1999, each in favor of Lender as the same may, in each case, be amended, modified, supplemented or replaced from time to time.

                  "Preferred Stock Documents" shall mean the Certificates of Designation (as amended and filed with the Delaware Secretary of State) for Series B, C, D, E, F and G Preferred Stock of Parent."

         2.02. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the alphabetically appropriate place therein:

                  "Tadeo Stock" shall mean the common stock of Tadeo Holdings Inc. now owned or hereafter acquired by Parent or any Borrower."

         2.03. Schedules 1.1(a), 10.6(b) and 11.10 are hereby deleted and the new Schedules 1.1(a), 10.6(b) and 11.10 attached to this Amendment are substituted in lieu thereof.

         3. Waiver of Mandatory Prepayment. Lender hereby waives the mandatory prepayment required by Section 2.5(b) of the Credit Agreement relating to the issuance of 10,500 shares of Series G Preferred Stock of the Parent.

         4. Amendments to Guaranty. The Guaranty is amended as follows:

         4.01. Section 7.5 of the Guaranty is hereby deleted and the following substituted in lieu thereof:

         "7.5 Fundamental Business Changes. Engage in any business other than the ownership of the Borrower's Equity Interests and the Tadeo Stock."

         5. Consent Relating to Tadeo Stock. Notwithstanding Sections 7.5 and
7.7 of the Guaranty to contrary, Lender hereby consents to Parent's acquisition of the Tadeo Stock.

         6. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lender:

                  (a) Delivery of Documents. The following shall have been delivered to Collateral Agent, each duly authorized and executed:

                           (1) this Amendment;

                           (2) a certificate of designation for the Series G
                  Preferred Stock of Parent in form and substance satisfactory to Lender;

                           (3) the contracts between Tadeo, Tadeo E - Commerce
                  and Parent;

                           (4) the Pledge Agreement dated as of even date
                  herewith relating to the Tadeo Stock, the Tadeo Stock, stock powers therefor and an Irrevocable Proxy, each in form and substance satisfactory to Lender;

                           (5) an opinion of Gersten, Savage and Kaplowitz
                  relating to the transactions contemplated by this Amendment, in form and substance satisfactory to Lender;

                           (6) the consent of Robert Rubin to this Amendment in
                  the form set forth below;

                           (7) to the extent a default exists or would occur as
                  a result of the transactions contemplated by this Amendment, a consent and/or waiver by FINOVA Mezzanine Capital Inc. to cure or prevent any defaults under the Subordinated Debt Documents; and

                           (8) such other instruments, documents, certificates,
                  consents, waivers and opinions as Lender reasonably may request.

                  (b) Payment of Amendment Fee. The Borrowers shall have paid to Lender a fee in the amount $25,000 for entering into this Amendment. Lender and Borrowers agree such fee shall be paid from the proceeds of a Revolving Loan which the Funds Administrator hereby requests Lender to make on the date hereof.

                  (c) No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of the most recent financial statements for Parent and Borrowers received by Lender.

                  (d) Payment of Costs. Borrowers shall have paid or caused to be paid to Lender all out of pocket expenses of Lender relating to this Amendment and the transactions contemplated herein, including, without limitation, the expenses and reasonable fees of Lender's counsel.

                  (e) Satisfaction of Lender's Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

The date on which all of the conditions set forth in this Paragraph 6 have been satisfied (or waived by Lender) is referred to herein as the "Effective Date."

         7. References. From and after the Effective Date, all references in the Credit Agreement and the Related Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement and Guaranty, as amended hereby.

         8. Current Defaults. The Borrowers have failed to comply with various provisions of the Credit Agreement (the "Current Defaults"), including but not limited to the following: (i) Borrowers have failed to comply with the Borrowing Base limitations (Section 2.7), (ii) failed to comply with limitations on intercompany loans (Section 11.21) and (iii) failed to deliver financial statements in a timely manner (Section 11.1). As a result of the Current Defaults, Lender has elected to impose the Default Rate provided for in Section
4.2 of the Cedit Agreement, and has so notified the Borrowers in writing.

         Nothing herein, or actions taken or not taken by Lender pursuant hereto or pursuant to the Loan Documents, shall or be deemed to (i) constitute a waiver of the Current Defaults described herein or any other Event of Default now existing or hereafter arising, (ii) constitute a waiver of any rights, claims and/or remedies under the Loan Documents and/or applicable law, or (iii) constitute a course of dealing among the parties. Lender specifically reserves each of its rights and remedies under the Credit Agreement and the other Related Documents.

         9. Representations and Warranties. Parent and each Borrower represents and warrants to Lender that (a) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (b) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon it in accordance with its terms, (c) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the organizational documents or operating agreement of Parent or any Borrower or (B) any applicable law, rule, regulation, judgment, decree or order of which Parent or any Borrower has knowledge or any agreement, indenture or instrument to which Parent or any Borrower is a party or is bound or which is binding upon or applicable to all or any portion of its property, and (d) no Material Adverse Effect has occurred since the date of the last financial statements delivered by Borrowers to Lender.

         10. Costs and Expenses. Borrowers agree, jointly and severally, to reimburse Lender for all out of pocket expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the expenses and fees of counsel for Lender.

         11. No Further Amendments; Ratification of Liability. Except as amended hereby, the Credit Agreement and each of the Related Documents shall remain in full force and effect in accordance with their respective terms. Parent and each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the Related Documents to which it is a party, all as amended by this Amendment, and the liens and security interests created thereby, and each acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) Lender has fully performed all obligations to Borrowers and Parent which it may have had or have on and as of the date hereof and (c) other than as specifically set forth herein, Lender does not waive, diminish or limit any term or condition contained in any of the Credit Agreement or the Related Documents. Lender's agreement to the terms of this Amendment or any other amendment of the Credit Agreement or Related Documents shall not be deemed to establish or create a custom or course of dealing among Lender on the one hand, and Parent and Borrowers on the other hand. This Amendment and the documents executed and delivered pursuant to this Amendment contain the entire agreement among Lender, Parent and Borrowers with respect to the transactions contemplated by this Amendment.

         12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         13. Further Assurances. Parent and each Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lender in order to effectuate fully the intent of this Amendment.

         14. Severability. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

         15. Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

                [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment at Chicago, Illinois as of the day and year first above written.

                             DIPLOMAT DIRECT MARKETING CORPORATION, in its capacity as Guarantor and Funds Administrator


                             By: /s/ WARREN H. GOLDEN
                                ------------------------------------------------
                             Name Printed: Warren Golden
                             Its: President and Chief Executive Officer


                             BROWNSTONE HOLDINGS, INC.


                             By: /s/ WARREN H. GOLDEN
                                ------------------------------------------------
                             Name Printed: Warren Golden
                             Its: Vice President


                             ECOLOGY KIDS, INC.


                             By: /s/ WARREN H. GOLDEN
                                ------------------------------------------------
                             Name Printed: Warren Golden
                             Its: Chief Financial Officer


                             DIPLOMAT HOLDINGS, INC.


                             By: /s/ WARREN H. GOLDEN
                                ------------------------------------------------
                             Name Printed: Warren Golden
                             Its: Chief Financial Officer


                             LEW MAGRAM LTD.

                             By: /s/ WARREN H. GOLDEN
                               -------------------------------------------------
                             Name Printed: Warren Golden
                             Its: Executive Vice President

                             FIRST SOURCE FINANCIAL LLP
                             By: First Source Financial, Inc.
                             Its: Manager


                             By: /s/ CHESTER R. ZARA
                                ------------------------------------------------
                             Name Printed: Chester R. Zara
                             Its: Senior Vice President

                               Guarantor's Consent

         The undersigned, Robert Rubin, has heretofore executed and delivered to the Lender a Guaranty dated as of May 12, 1999 and hereby consents to the Amendment as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                                    /s/ ROBERT RUBIN
                                                    ----------------------------
                                                    ROBERT RUBIN